Segmented Information - Schedule of Segment Information for Reporting Segments and a Reconciliation for Adjusted EBIT to Consolidated Income Before Income Taxes (Parenthetical) (Detail) - USD ($)
$ in Millions
	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Segment Reporting [Abstract]
Net Income from operations	$ 2,255	$ 2,074
Add (deduct):
Interest expense, net	70	88
Other expense, net	39	30
Income taxes	744	706
Adjusted EBIT	$ 3,108	$ 2,898